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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 8, 2007



                               GENESEE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

   NEW YORK                         0-1653                16-0445920
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(State or other Jurisdiction        (Commission           (IRS Employer
of Incorporation)                   File Number)          Identification No.)

 600 Powers Building, 16 West Main Street,  Rochester, New York     14614
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code:      (585) 454-1250



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01 Other Events.

      On March 8, 2007 Genesee Corporation received notification from the Internal Revenue Service that it has accepted the Corporation's fiscal 2001 refund claim in the amount of $460,000. The Corporation will record the $460,000 refund plus interest, as calculated by the Internal Revenue Service, in the fourth quarter of fiscal 2007.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Genesee Corporation


Date: March 9, 2007          By   /s/ Steven M. Morse
                                ------------------------------------------------
                             Steven M. Morse, President, Treasurer and Secretary